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                                                                   EXHIBIT 10.20

                                 SALES CONTRACT

Party A:    SHANGHAI EVEREASE COMMUNICATION COMPANY

Party B:    SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD.

In and prior to July 2003, as Shanghai Focus Media Advertisement Co., Ltd. ("PARTY B") is pending its incorporation, Shanghai Everease Communication Company ("PARTY A") will carry out the sales of all Party B's media for and on behalf of Party B during the period May 1, 2003 to July 31 of the same year. Now, the Parties enter into, on the principle of fairness and cooperation, this Contract in respect of the values of such media under sale as follows:

1. The total contract price of sales by Party A during the said period of Party B's media is RMB7,067,890 (see attached table), which shall be transferred to Party B upon completion of sales.

2. The sales amount shall be apportioned and transferred to Party B on a monthly basis according to the sales contract between Party A and direct clients.

3. Party B shall grant Party B a credit period of three (3) months, for instance, the sale income RMB771,896 in May shall be paid by Party A to Party B on August 31.

4. Party B shall apportion the sales amount and issue to Party A invoices thereof on a monthly basis.

5. Party A shall be responsible for collecting payments from the direct clients; Party B shall pay Party A a service fee of an amount equal to ten percent (10%) of the monies collected by Party A and paid to Party B.

6. In case of any amendment to, cancellation of or extension for performance of contracts entered into with direct clients, Party A shall notify Party B thereof promptly for the purpose of Party B's acknowledgement, as to avoid worsening of Party B's losses. In case that Party A fails to so notify Party B before advertisement publication, Party A shall bear all the losses caused thereby, and Party B shall not be liable thereto.

7. This Contract shall become effective on the date of its signature. In case of any other contracts for Party A to sell Party B's media not covered herein, the Parties may enter into contracts otherwise to confirm such sales.

PARTY A: SHANGHAI EVEREASE COMMUNICATION COMPANY (Corporate Seal)

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Signed by: /s/ Jason Nanchun Jiang
           -----------------------------
Name:      Jason Nanchun Jiang
Dated:     May, 2003

PARTY B: SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD. (Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           -----------------------------
Name:      Jason Nanchun Jiang
Dated:     May, 2003

Sales Contract

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